SCHEDULE 14A
                      (Rule 14a-101)
         INFORMATION REQUIRED IN PROXY STATEMENT
                 SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934

Filed by the Registrant	                       X
                                             _____
Filed by a Party other than the Registrant   _____

Check the appropriate box:
     _____     Preliminary Proxy Statement
     _____     Confidential, for use of the Commission
               only (as permitted by Rule 14a-6(e)(2)
       X       Definitive Proxy Statement
     _____
     _____     Definitive Additional Materials
     _____     Soliciting Material Under Rule 14a-12


                Igene Biotechnology, Inc.
   ________________________________________________
   (Name of Registrant as Specified in Its Charter)

                           N/A
      __________________________________________
      (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        X      No fee required
     ______
     ______    Fee computed on table below per Exchange
               Act Rules 14a-6(I)(1)and 0-11.

(1)  Title of each class of securities to which
________________________________________________________
     transaction applies:
     ____________________

(2)  Aggregate number of securities to which transaction
________________________________________________________
     applies:
________________________________________________________

(3)  Per unit price or other underlying value of
________________________________________________________
     transaction computed pursuant to Exchange Act Rule
________________________________________________________
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________________________________________________________
     is calculated and state how it was determined):
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(4)  Proposed maximum aggregate value of transaction:
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_____       Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number,or the form or schedule and the date of its filing.

(1)  Amount previously paid:
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(2)  Form, Schedule or Registration Statement No.:
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________________________________________________________

(4)  Date Filed:
________________________________________________________

                IGENE BIOTECHNOLOGY, INC.

           Notice Of Annual Meeting Of Stockholders
                   To Be Held May 13, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IGENE Biotechnology, Inc. (the "Company", "we" or "us") will be held at the offices of Kimelman & Baird, LLC, 100 Park Avenue, 21st floor, New York, New York 10017 at 10:00 a.m. local time on May 13, 2003 for the following purposes:

  1.  To elect five (5) directors to serve for a term of one
      (1) year and until their successors are elected and qualified.

  2. To ratify the selection by our board of directors of Stegman & Company as our independent auditors for the fiscal year ending December 31, 2003.

  3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     Stockholders of record at the close of business on March 7, 2003 shall be entitled to notice of, and to vote at, the meeting.

     All stockholders are cordially invited to attend the meeting.

                         By order of the Board of Directors,



                              /s/Stephen F. Hiu
                         __________________________________
                                 Stephen F. Hiu
                                 President

Dated: Columbia, Maryland
         April 11, 2003


     IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE
ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED  TO  ASSURE
THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

                     IGENE BIOTECHNOLOGY, INC.
                       9110 RED BRANCH ROAD
                     COLUMBIA, MARYLAND 21045

                          PROXY STATEMENT

     The accompanying proxy is solicited by the board of directors of IGENE Biotechnology, Inc., a Maryland corporation (the "Company", "we" or "us"), for use at our annual meeting of stockholders, which we refer to as the meeting, to be held on May 13, 2003, or any adjournment thereof. Stockholders of record at the close of business on March 7, 2003, which we refer to as the record date, shall be entitled to vote. Proposals of stockholders intended to be presented at our 2004 annual meeting of stockholders must be received by us no later than 5:00 P.M. local time on March 1, 2004, to be eligible for inclusion in our proxy statement and form of proxy to be used in connection with such meeting.

     The cost of solicitation of proxies will be borne by us.
We may use the services of our directors, officers, employees and others to solicit proxies, personally or by telephone. Arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

     Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to our corporate Secretary at the above address) or, if a stockholder is present at the meeting, he may elect to revoke his proxy by voting his shares in person at the meeting.

     There is being mailed herewith to each stockholder of record our annual report on Form 10-KSB for the fiscal year ended December 31, 2002. The notice, proxy statement and enclosed form of proxy will be mailed to stockholders beginning April 11, 2003, the date of this proxy statement.

     On the record date, we had 92,943,745 shares of common stock outstanding and entitled to vote with respect to all matters to be acted upon at the meeting. Each holder of common stock is entitled to one vote for each share of common stock held by such holder.

     On the record date, we also had 25,605 shares of our 8% Cumulative Preferred Stock, which we refer to as the Series A preferred stock, and 187,500 shares of our 8% Cumulative Convertible Preferred Stock, Series B, which we refer to as our Series B preferred stock, outstanding and entitled to vote with respect to all matters to be acted upon at the meeting. Each holder of Series A preferred stock and Series B preferred stock is entitled to two votes for each share of such preferred stock held by such holder. Holders of record of outstanding common stock, Series A preferred stock and Series B preferred stock will be entitled to vote together as a single class on all matters to be voted on at the meeting.

     Pursuant to the terms of our Series A preferred stock, as a consequence of the non-payment of dividends on such stock for more than the past four consecutive dividend payment dates, the holders of Series A preferred stock voting together as a single class are entitled to elect two directors, in accordance with the procedures set forth in our Charter and by-laws. To date, the holders of the Series A preferred stock have not exercised such right.

     The presence of holders representing a majority of all the votes entitled to be cast at the meeting will constitute a quorum at the meeting. In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     The ratification of the selection of Stegman and Company as our independent auditors for the fiscal year ending December 31, 2003 requires the affirmative vote of a majority of the voting power voted at the meeting in order to pass, and the affirmative vote of a plurality of the votes cast at the meeting is required in order to elect each
Of our directors.   Abstentions and broker non-votes are not
counted in determining the votes cast with respect to any of the matters submitted to a vote of stockholders.

     It is expected that the following two items of business will be considered at the meeting and action taken thereon:


                      ELECTION OF DIRECTORS

     Pursuant to our bylaws and as permitted by our charter, the number of directors constituting the entire board of directors has been set at 8. It is proposed to elect five directors at this meeting to hold office for a one-year term, until the 2004 annual meeting of stockholders, and until their respective successors are duly elected and qualify. Each of the persons listed below has been nominated for election to our board of directors at the meeting. All of the nominees listed below presently serve on our board of directors. If some unexpected occurrence should make necessary, in the board of directors' judgment, the substitution of some other person or persons for any of the nominees, shares for which proxies have been granted will be voted for such other person or persons as the board of directors may select. The board of directors is not aware that any current director, or nominee, may be unable or unwilling to serve as a director. The following table contains certain information with respect to the nominees:

                        NOMINEES FOR ELECTION
Name                  Age            Position(s) with IGENE
____                  ___            ______________________
Michael G. Kimelman   64             Chairman of the Board of
                                     Directors, member of audit
                                     committee
Thomas L. Kempner     75             Vice Chairman of the Board
                                     of Directors, member of
                                     financial committee
Stephen F. Hiu        46             Director, President,
                                     Treasurer, Chief Technical
                                     Officer,and  Director of
                                     Research and Development
Patrick F. Monahan    52             Director, Vice-President,
                                     Secretary, and Director of
                                     Manufacturing
Sidney R. Knafel      72             Director , member of finance
                                     committee

MICHAEL G. KIMELMAN was elected a director in February 1991 and Chairman of the board of directors in March 1991. He is the
Managing Partner of Kimelman & Baird, LLC.   Mr. Kimelman is
currently a director of the Harness Horse Breeders of New York State and serves on the Board of the Hambletonian Society.

THOMAS L. KEMPNER is Vice Chairman of our board of directors and has been a director since our inception in October 1981. He is and has been Chairman and Chief Executive Officer of Loeb Partners Corporation, investment bankers, New York, and its predecessors since February 1978. He is currently a director of Alcide Corporation, CCC Information Services Group, Inc., Dyax, Fuel Cell Energy, Inc., Insight Communications Co., and Intermagnetics General Corp. He is a director emeritus of Northwest Airlines, Inc.

STEPHEN F. HIU has served as a director since August 1990. Mr. Hiu was appointed our Chief Technical Officer in 2002, and was appointed our President and Treasurer in March 1991. He has been our Director of Research and Development since January 1989 and, prior thereto, was Senior Scientist since December 1985, when he joined us. He was a post-doctoral research associate at the Virginia Polytechnic Institute and State University, Blacksburg, Virginia, from January 1984 until December 1985. Dr. Hiu holds a Ph.D. degree in microbiology from Oregon State University and a B. S. degree in biological sciences from the University of California, Irvine.

PATRICK F. MONAHAN was appointed our Vice-President in 2002, and has served as a director since April 1991. Mr. Monahan has served as our Secretary since September 1998. He has managed our fermentation pilot plant since 1982, and our manufacturing
operations since their inception in 1998.   Prior to that time,
he was a technical specialist in the fermentation pilot plant of W.R. Grace and Co. from 1975 to 1982. He received an Associate in Arts degree in biology from Allegheny Community College and a
B. S. degree in biology with a minor in Chemistry from Frostburg State College, Frostburg, Maryland.

SIDNEY R. KNAFEL, has served as one or our directors since 1982, has been Managing Partner of SRK Management Company, a private investment concern, New York, since 1981, Chairman of Insight Communications, Inc. since 1985, and of BioReliance Corporation since 1982. He is currently a director of General American Investors Company, Inc., as well as a number of private companies.

Our board of directors recommends a vote for each of the above-listed nominees.

Committees Of The Board Of Directors

     We have two standing committees of the board of directors, our audit committee and our compensation committee. We do not have a standing nominating committee. Set forth below is a description of the functions of each of our standing committees and the members of the board of directors who serve on such committees.

Audit Committee

     The responsibilities of the audit committee include recommending to the board of directors the independent certified public accountants to conduct the annual audit of our books and accounts, reviewing the proposed scope of the audit and approving the audit fees to be paid. The audit committee is charged with reviewing, with the independent certified public accountants and with our management, the adequacy and effectiveness of our internal auditing, accounting and financial controls. Mr. Kimelman served as a member of the audit committee throughout 2002, and Messrs. Abeles and Cenerazzo served as members of the audit committee until their resignation from the board of directors in August 2002. We are currently seeking to fill the vacancies on the audit committee created by the resignation of Messrs. Abeles and Cenerazzo. None of the members of our audit committee are independent directors as defined in Rule 4200 (a) (14) of the NASD's listing standards. Prior to February 1, 2001, our board of directors performed the functions of the audit committee. On February 1, 2001, our board of directors adopted a written charter for our audit committee. The audit committee held one meeting in 2002 to review the 2001 audited financial statements and held one meeting in 2003 for the purpose of reviewing and reporting on the 2002 financial statements as noted below.

Audit Committee Report

     The audit committee has reviewed and discussed the fiscal year 2002 audited financial statements with management, and has discussed with the independent auditors the matters required to be discussed by SAS 61 "Communication With Audit Committees" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants ("AICPA"), as modified or supplemented, and has received the written disclosures and the letter from the independent auditors required by AICPA Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees", as modified or supplemented, and has discussed with the independent auditor the auditors' independence.

     Based on the review and discussions referred to in the previous paragraph, the audit committee recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-KSB for the year ended December 31, 2002.

Member(s) of the audit committee:

Michael G. KimelmaN

Compensation Committee

     Our compensation committee is responsible for approving the salaries of all of our officers and certain other employees. It also supervises the administration of all benefit plans and Other matters affecting executive compensation, subject to further approval of our board of directors. The members of the compensation committee during 2002 were Messrs. Thomas L. Kempner and Sidney R. Knafel. The compensation committee held 4 meetings during 2002 for the purposes of considering employee salary increases and option grants and to consider the consulting agreement with Martin Gerson.


Board of Directors Meetings and Compensation

     During 2002, no directors were compensated for their board or committee activities. The board of directors held 7 meetings
in 2002.   None of our directors attended fewer than 75% of the
total number of meetings held by the board and by all committees of the board on which he served during 2002.


Executive Compensation

     The following tables show (a) the compensation paid or accrued by us to our chief executive officer and each of the four most highly compensated officers other than our chief executive officer. During 2002, no directors were compensated for their board or committee activities. Other than the 1986 and 1997, and 2001 Stock Incentive Plans and the Simple Retirement Plan described below, Igene has no profit sharing or incentive compensation plans.


SUMMARY COMPENSATION TABLE
                                               Salary
Name and Principal                          Compensation
    Position                  Year               ($)
_________________________    ______         ____________
Stein Ulve                   2002           $100,000
Chief executive officer..

Stephen Hiu..............    2002           $114,200
President

Patrick Monahan..........    2002           $106,840
Director

Per Bejaminsen...........    2002           $100,000
Chief Marketing officer

Edward Weisberger........    2002           $103,340
Chief Financial officer

     Through December 2001, no executive officer's annual cash compensation exceeded $100,000. Prior to December, 2001, the function of chief executive officer was performed by our board of directors (see Item 9), acting as a group. During 2000, no directors were compensated for their board or committee activities.

               Option/SAR Grants In Last Fiscal Year
                                         Individual Grants(a)

                                             Percent of
                                Number of   Total Options/
                                Securities   SARs Granted
                                Underlying       To
                              Options/SARs   Employees      Exercise or
                     Date of     Granted     in Fiscal      Base Price
   Name               Grant        (#)          Year          ($/Sh)      Expiration Date
_______________     _______  ____________  ______________  ___________   ________________
Michael G. Kimelman 8/13/02   7,000,000     38.89%         $.025         8/13/12

Stephen F. Hiu      8/13/02   5,000,000     27.47%         $.025         8/13/12

Patrick F. Monahan  8/13/02   3,000,000     16.48%         $.025         8/13/12

All Employees
as a Group          (b)      18,200,000    100.00%           (b)           (b)

(a) Options granted under the ESOP to our executive officers named in the Summary Compensation Table above are first exercisable on the date of grant.
(b) Options granted under the ESOP throughout 2002 with immediate vesting that expire in 2012. The exercise price of all options granted to employees in 2002 is $.025.

          Equity Compensation Plan Information as of December 31, 2002
                                                                  Number of Secrities
                                                                remaining available for
                      Number of securities                       future issuance under
                      issued or to be         Weighted-average    equity compensation
                      issued upon exercise   exercise price of      plans (excluding
                     of outstanding options, outstanding options securities reflected in
Plan Category         warrants and rights    warrants and rights      column
________________     _______________________ ___________________ _______________________
Equity compensation
plans approved by
security holders     18.2 million (1)        $0.025 (2)          39.016 million (3)

Equity compensation
plans not approved
by security holders
(4)                    3.26 million (5)      $0.03 (5)           11.697 million (6)

Total                 21.46 million          $0.0257             50.713 million

(1)     Total shares issued under employee stock option plan.
(2)     Exercise price of outstanding options under compensation plans.
(3)     All shares remaining issuable under employee option plan.
(4)     Shares represent those issued under the Fermic
        Manufacturing Agreement.
(5) Total shares earned by Fermic in 2002 and the average price at which they were earned.
(6) All Shares remaining earnable under the Fermic manufacturing agreement.

Fermic, Igene's manufacturing agent, earns shares, respectively, of common stock as part of the manufacturing agreement. Fermic earns 2,250 shares of common stock for each kilogram pure astaxanthin produced and delivered as part of the agreement. The average price is based on the market value of the shares at the
time the product was produced.   Fermic can earn up to
20,000,000 shares in total under the contract. The 3,260,246 shares were earned at an average price of $.03 per share for 2002, and 5,043,019 shares were earned at an average price of $.06 per share over the period and issued at the end of 2001.

          Security Ownership Of Certain Beneficial Owners And Management

    The following table sets forth information as of February 24, 2003 with respect to beneficial ownership of shares of our outstanding common stock and preferred stock by (i) each person known to us to own or beneficially own more than five percent of our common stock or preferred stock, (ii) each director, and
(iii) each officer named in the Summary Compensation Table provided in Part II Item 10 above, and (iv) all directors and such officers as a group.

                                      Common Stock                   Preferred Stock
                                  __________________________     _______________________
                                  Number of                     Number of
Name and Address                   ShareS          Percent *       Shares       Percent
____________________________      ____________    __________     _________    __________
Directors and officers
____________________________
Joseph C. Abeles                   15,012,789<F1>  15.19         7,375        27.93
  220 E. 42nd Street
  New York, NY  10017

John A. Cenerazzo                   1,912,456<F2>   2.18           ---          ---
  PO Box 4067
  Reading, PA  19606

Stephen F. Hiu                     10,865,300<F3>  11.32           ---          ---
  9110 Red Branch Road
  Columbia, MD  21045

Thomas L. Kempner                 141,679,138<F4>  67.62           ---          ---
  61 Broadway
  New York, NY  10006

Michael G. Kimelman                22,321,950<F5>  20.86           ---          ---
  100 Park Avenue
  New York, NY  10017

Sidney R. Knafel                  140,087,578<F6>  67.40           ---          ---
  810 Seventh Avenue
  New York, NY  10019

Patrick F. Monahan                  6,864,200<F7>   7.47           ---          ---
  9110 Red Branch Road
  Columbia, MD  21045

Stein G. Ulve                       3,833,333<F8>   4.29           ---          ---
  9110 Red Branch Road
  Columbia, MD 21045

Per A. Benjaminsen                  3,833,333<F9>   4.29           ---          ---
  9110 Red Branch Road
  Columbia, MD 21045

Edward J. Weisberger                2,570,000<F10>  2.91           ---          ---
  9110 Red Branch Road
  Columbia, MD 21045

All directors and officers        348,910,076<F11> 88.97         7,375        27.93
  as a Group (10 persons)

Others
______

Fraydun Manocherian                 7,905,135<F12>  8.76           ---          ---
    3 New York Plaza
    New York, NY  10004


Fermic                               8,303,265      9.66           ---          ---

* Under the rules of the Securities and Exchange Commission, the calculation of the percentage assumes for each person that only that person's rights, warrants, options or convertible notes or preferred stock are exercised or converted, and that no other person exercises or converts outstanding rights, warrants, options or convertible notes or preferred stock.

<F1>  Includes the following: 2,113,544 shares held directly or indirectly by Mr. Abeles, 14,750 shares issuable upon the conversion of 7,375 shares of preferred stock, 3,782,083 shares issuable upon the conversion of $311,663 of long-term notes issued by Igene, and 9,102,412 shares issuable upon exercise of warrants held by Mr. Abeles.

<F2>  Includes the following: 283,458 shares held directly or indirectly by Mr. Cenarazzo, 32,750 shares issuable upon exercise of options currently exercisable, 492,321 shares issuable upon the conversion of $40,622 of long-term notes issued by Igene and 1,103,513 warrants held by Mr. Cenerazzo. Also includes 414 shares held by Mr. Cenerazzo's wife.

<F3>  Includes the following: 865,300 shares held directly or indirectly by Mr. Hiu and 10,000,000 shares issuable pursuant to options held by Dr. Hiu that are currently exercisable.

<F4>  Includes 386,972 shares and 536,920 shares issuable upon exercise of warrants held by Mr. Kempner that are currently exercisable. Also includes 8,661,245 shares held directly by Mr. Kempner, 18,222,978 shares issuable upon conversion of notes issued by Igene and held by Mr. Kempner, and 58,485,630 shares issuable upon exercise of warrants held by a trust under which Mr. Kempner is one of two trustees and the sole beneficiary, which are currently exercisable. Also includes 8,621,247 shares held directly by Mr. Kempner, 18,222,980 shares issuable upon the conversion of notes issued by Igene and held by Mr. Kempner and 58,442,423 shares issuable upon exercise of warrants held a trust under which Mr. Kempner is one of two trustees and one of his brothers is the sole
      beneficiary, which are currently exercisable.    Also includes
      1,147,667 shares issuable upon the conversion of $79,200 of notes issued by Igene and held by Mr. Kempner and 2,079,411 shares issuable upon exercise of warrants held by trusts under which Mr. Kempner is one of two trustees and is a one-third beneficiary that are currently exercisable. Also includes 243, 360 shares and 131,414 shares issuable upon exercise of warrants held by trusts under which Mr. Kempner is executer and is a one-third beneficiary that are currently exercisable. Also includes 182,526 shares and 98,565 warrants held by Mr. Kempner's wife.

<F5>  Includes 1,264,360 shares held directly or indirectly by Mr.
      Kimelman, 14,000,000 shares issuable upon exercise of options currently exercisable, 804,568 shares issuable upon the conversion of $63,070 of notes issued by Igene and held by Mr. Kimelman, and 6,253,022 shares issuable upon exercise of warrants held directly or indirectly by Mr. Kimelman.

<F6>  Includes 18,190,551 shares, 36,929,532 shares issuable upon the conversion of notes issued by Igene and held by Mr. Knafel and 84,967,495 shares issuable upon the exercise of warrants owned or beneficially owned by Mr. Knafel that are currently exercisable.

<F7>  Includes 864,200 shares held directly or indirectly by Mr.
      Monahan and 6,000,000 shares issuable upon the exercise of options held by Mr. Monahan that are currently exercisable.

<F8>  Includes 500,000 shares of common stock and 3,333,333 shares issuable upon exercise of options held by Mr. Ulve that are currently exercisable.

<F9>  Includes 500,000 shares of common stock and 3,333,333 shares issuable upon exercise of options held by Mr. Benjaminsen that are currently exercisable.


<F10> Includes 70,000 shares held directly by Mr. Weisberger and
      2,500,000 shares issuable upon exercise of options that are currently exercisable.

<F11> Includes 42,677,177 shares of common stock, 14,750 shares issuable upon the conversion of 7,375 shares of preferred stock; 39,199,416 shares issuable upon exercise of options that are currently exercisable, 79,602,129 shares issuable upon the conversion of notes issued by Igene and 187,416,604 shares issuable upon the exercise of warrants that are currently exercisable.

<F12> Includes 3,625,935 shares of common stock owned directly or indirectly by Mr. Manocherian and 4,279,200 shares issuable upon the exercise of warrants owned directly or indirectly by Mr. Manocherian that are currently exercisable.

Compensation Committee Interlocks and Insider Participation

     Thomas L. Kempner and Sidney R. Knafel are members of our compensation committee. None of our executive officers has served on the board of directors or compensation committee of any other entity that has had any of such entity's officers serve either on our board of directors or our compensation committee.

Certain Relationships and Transactions

     On February 22nd 2002, Igene issued and sold $1,000,000 in aggregate principal amount of 8% convertible debentures, to Mr. Kempner, a director of Igene, and to Mr. Knafel, also a director of Igene, in equal amounts of $500,000 each. These debentures are convertible into shares of Igene's common stock at $.04 per share based on the market price of Igene's shares at the time the purchase of the debentures was agreed to. In consideration of the commitment to purchase the 8% convertible debenture, each of these directors also received 12,500,000 warrants to purchase common stock at $.04 per share. These debentures, if not converted earlier, become due on February 22nd 2012.

     On July 17th 2002, Igene issued and sold $300,000 in aggregate principal amount of 8% convertible debentures, to Mr. Kempner, a director of Igene, and to Mr. Knafel, also a director of Igene, in equal amounts of $150,000 each. These debentures are convertible into shares of Igene's common stock at $.03 per share based on the market price of Igene's shares at the time the purchase of the debentures was agreed to. In consideration of the commitment to purchase the 8% convertible debenture, each of these directors also received 5,000,000 warrants to purchase common stock at $.03 per share. These debentures, if not converted earlier, become due on July 17th 2012.

     In August 2002, Igene issued 7,000,000 warrants to purchase
Igene common stock at $.025 per share to its Chairman of the Board, Mr. Kimelman as part of the stock option plan, as compensation for his services as Chairman of the Board.

     On December 21st 2002, Igene issued and sold $250,000 in aggregate principal amount of 8% demand notes to certain directors of Igene. Should Igene be unable to pay them as they are called these notes would become convertible into shares of Igene's common stock based on the market price of Igene's shares at the time they are called.

     In March 2001, Igene issued $1,014,211 of 8% convertible debentures to Mr. Kempner and Mr. Knafel, directors of Igene, in exchange for the cancellation of $800,000 of demand notes payable (including accrued interest of $14,212) and $200,000 in cash. $600,000 of these demand notes were issued during 2000 and $200,000 were issued subsequently. These debentures are convertible into 10,142,110 shares of Igene's common stock at $.08 per share. Messrs. Kempner and Knafel also received 10,142,110 warrants to purchase common stock at $.08 per share. In these transactions, $507,105 of convertible debentures and 5,071,055 warrants were issued to Mr. Kempner or entities controlled by him, and $507,105 of convertible debentures and 5,071,055 warrants were issued to Mr. Knafel or entities controlled by him.

     In March 2001, Igene issued 5,500,000 warrants to purchase
Igene common stock at $.08 per share to its Chairman of the Board, Mr. Kimelman as part of the stock option plan, as compensation for his services as Chairman of the Board.

     In March 2001, Messrs. Kempner and Knafel, directors of Igene, committed to provide additional funding in the form of 8% convertible debentures in the aggregate amount of $1,500,000 over the next nine months. In consideration of this commitment, these directors also received 18,750,000 warrants to purchase common stock at $.08 per share. These debentures are convertible into 18,750,000 shares of Igene's common stock at $.08 per share. In these transactions, $750,000 of convertible debentures and 9,375,000 warrants were issued to Mr. Kempner or entities controlled by him and $750,000 of convertible debentures and 9,375,000 warrants were issued to Mr. Knafel or entities controlled by him.

     In connection with the acquisition of ProBio, Igene acquired all 10,000 issued and outstanding shares of capital stock of ProBio from thirteen individual and corporate sellers in exchange for $1.8 million in aggregate consideration, consisting of $1 million in debentures convertible into our common stock at $.10 per share (reflecting the price at which our common stock was trading on the over-the-counter bulletin board when we agreed as to price in June of 2001), 8,000,000 shares of our common stock, valued for the purposes of the acquisition in December 2001 at $.05 per share, and $400,000 in cash. The cash used to acquire ProBio constituted proceeds of private placements of our common stock received during 2001 and revenues from operations. Following the acquisition, Stein Ulve and Per Benjaminsen, the managing director and director of marketing and sales, respectively, of ProBio became our chief executive officer and chief marketing officer, respectively,
pursuant to written employment agreements.   Prior to the sale
of ProBio to Igene both Stein Ulve and Per Benjaminsen were both owners of in excess of 10% of ProBio.

     As reported on Form 8-K filed February 20, 2003, Igene, in an effort to focus on and grow its core business, sold all 10,000 of the issued and outstanding shares of capital stock of ProBio as of February 4, 2003 to Fermtech AS, a joint stock company incorporated in the Kingdom of Norway and owned equally by our former chief executive officer, Stein Ulve, and by Per Benjaminsen, our Chief Marketing Officer. Mr. Ulve resigned as CEO and director of Igene and Mr. Benjaminsen resigned as our chief marketing officer, effective December 31, 2002. Mr. Benjaminsen has agreed to continue to provide sales and marketing services to Igene as an independent contractor.

     Igene sold ProBio to Fermtech AS in exchange for aggregate consideration valued at approximately $343,000, consisting of 7,000,000 shares of Igene common stock (including 2,000,000 shares which have been placed into escrow and may be returned to Fermtech as described below), valued for the purposes of the acquisition at $.03 per share, plus forgiveness of approximately $168,000 of debt that Igene owed to ProBio at the time of purchase in 2001. Provided Mr. Benjaminsen remains employed by Igene through 2003, 1,000,000 of the escrowed shares of common stock will be delivered to Fermtech. If Mr. Benjaminsen remains employed by Igene through 2004, the remaining 1,000,000 escrowed shares will be released from escrow and delivered to Fermtech.


Section 16(a) Beneficial Ownership Reporting Compliance

     Igene believes that during 2002 and through March of 2003 all of its officers and directors of more than 10% of its common stock, have filed all past due reports and come into compliance with Section 16(a) reporting requirements with respect to acquisitions and dispositions of Igene's securities.

     Igene believes that, during 2001, all of its officers, directors and holders of more than 10% of its common stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, except as follows:
In 1997 and 2001 certain directors of Igene made various loans to Igene. The loans are evidenced by notes convertible into common stock, and in 2001 received warrants in conjunction with the loan agreement. Certain directors also received warrants to purchase shares of common stock in 1997 and 1998 in conjunction with the 1997 notes and with a 1998 rights offering. During 1999 and 2000, certain directors and other accredited investors also purchased original issue stock from Igene and received warrants in conjunction with these purchases. Igene believes that none of the foregoing securities have been reported by Messrs. Kimelman, Abeles, Cenerazzo or Knafel on Forms 3, 4 or Forms 5 pursuant to Section 16(a) of the Exchange Act. In making this disclosure, Igene has relied solely on written representations of its directors, officers and more than 10% holders and on copies furnished to Igene of reports that have been filed with the Securities and Exchange Commission.


       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Our board of directors has selected Stegman & Company as our independent auditors for the fiscal year ending December 31, 2003. Accordingly, the stockholders will be asked to ratify such appointment at the meeting. A representative of Stegman & Company is not expected to be present at the meeting and is not expected to be available to respond to questions.

     On April 30, 2001, we dismissed Berenson & Company, LLP as our certifying accountant. Berenson performed the audit of our financial statements for the years ended December 31, 2000 and 1999. During these periods and for the period from January 1, 2001 to April 30, 2001, there were no disagreements, whether or not resolved, between us and Berenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Berenson's satisfaction, would have caused Berenson to make reference to the subject matter of the disagreement(s) in connection with its audit reports on our financial statements. No audit report for either of the past two fiscal years contained an adverse opinion or disclaimer of opinion, or was modified as to audit scope or accounting principles. However, the audit reports for each of the years ended December 31, 2000 and 1999 were modified as to uncertainty about our ability to continue as a going concern due to our recurring losses and limited capitalization. On April 30, 2001, we engaged the firm of Stegman & Company to audit our financial statements for fiscal year 2001 as our certifying accountant. The decision to change accountants and appoint Stegman was recommended by our audit committee of the board of directors on April 27, 2001. There were no consultations between us and Stegman regarding the application of accounting principles to any matter, or as to any type of opinion that might be issued on our financial statements.



Audit Fees

     The aggregate fees billed for professional services rendered for the audit of our annual financial statements for 2002 and the reviews of the financial statements included in our forms 10-QSB for 2002 was approximately $21,000.

All Other Fees

     Stegman & Company expects to bill approximately $3,000 for tax preparation services to be performed during 2003 relating to certain 2002 income tax filings.

     Our board of directors recommends a vote for ratification of the appointment Of Stegman & Company as our auditors for fiscal year 2003.

                      OTHER MATTERS

Stockholder Proposals

     Proposals of stockholders intended to be presented at our 2004 annual meeting of stockholders must be received by us no later than 5:00 P.M. local time on March 3, 2004, to be eligible for inclusion in our proxy statement and form of proxy to be
used in connection with such meeting.   If you wish to submit a
proposal, the proposal must be in accordance with the provisions of SEC Rule 14a-8 of the Exchange Act. It is suggested that the proposal be submitted by certified mail, return receipt requested, to IGENE Biotechnology, Inc., 9110 Red Branch Road, Columbia, Maryland 21045, Attn: Corporate Secretary.

Financial  And Other Information

     Financial statements meeting the requirements of Regulation S-X and information responsive to Item 303 of Regulation S-B relating to management's discussion and analysis of financial condition and results of operations are incorporated herein by reference to our annual report on Form 10-KSB filed with the Commission, a copy of which accompanies this Proxy Statement.

     We are subject to the informational requirements of the Exchange Act and, in accordance therewith, we file reports, proxy or information statements and other information with the Commission. Such reports, proxy or information statements, exhibits and other information filed by us with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, and at the Regional Offices of the Commission at 233 Broadway, 13th Floor, New York, New York 10279 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained by mail from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates. The Commission maintains an Internet web site that contains reports, proxy and information statements and other information regarding issuers who file electronically with the Commission.

Other Business

     At the date of this proxy statement, the only business that the board of directors intends to present or knows that others will present at the meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


                               /s/Stephen F. Hiu
                               ___________________________
                                  Stephen F. Hiu
                                  President and
                                  Chief Technical Officer

APPENDIX 1 - FORM OF PROXY

Dated: April 11, 2003

IGENE BIOTECHNOLOGY, INC.

2003 Annual Meeting of Stockholders - May 13, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of IGENE BIOTECHNOLOGY, INC., a Maryland corporation, hereby appoints Stephen F. Hiu, Michael G. Kimelman and Thomas L. Kempner, and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on May 13, 2003, and at any adjournment or adjournments thereof (the "Meeting"), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL
PROPOSALS.

     CONTINUED AND TO BE SIGNED ON REVERSE SIDE--SEE REVERSE SIDE. THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED BELOW, FOR THE RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

                (To Be Signed on Reverse Side)

X     Please mark your votes as in this example.

1.    Election of Directors

      FOR                         WITHHOLD AUTHORITY
      all nominees listed below   to vote for all nominees
                                  listed below
      _______________             _______________

Nominees:     Stephen F. Hiu, Thomas L. Kempner, Michael G.
              Kimelman, Sidney R. Knafel, Patrick F. Monahan

(Instruction:  To withhold authority to vote for any
individual nominee, write that nominee's name below)
______________________________

2. To ratify the selection of Stegman & Company as independent auditors of the Company for the fiscal year ending December 31, 2003.

            FOR              AGAINST             ABSTAIN
        __________         ___________	        ___________


To transact such other business as may properly come before the meeting, or any adjournment thereof.


PLEASE RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Signature: ___________________________  Date:_______________

Signature: ___________________________  Date:_______________
           (SIGNATURE IF HELD JOINTLY)

Note: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner, please sign in partnership name by authorized person.